QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 11-K into the Company's previously filed Registration Statement File No. 33-58407 and 333-61488.

/s/ Arthur Andersen LLP

Minneapolis, Minnesota
May 6, 2002

QuickLinks

  Exhibit 23.1
CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS